VIEMED COMPLETES ACQUISITION OF LEHAN’S MEDICAL EQUIPMENT

ANTICIPATES UPDATING ITS FULL YEAR 2025 OUTLOOK FOR THE ACQUISITION WITH SECOND QUARTER 2025 FINANCIAL RESULTS

LAFAYETTE, Louisiana (July 2, 2025) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ: VMD), an in-home clinical care provider of post-acute respiratory healthcare equipment and services in the United States, announced that it has completed the previously disclosed acquisition of Illinois-based Lehan’s Medical Equipment (“Lehan”) for a base purchase price of $26 million, subject to customary adjustments, plus estimated contingent payments of $2.2 million.

“We are pleased to close the acquisition of Lehan and bring this talented and highly motivated team into the Viemed family,” said Viemed Chief Executive Officer Casey Hoyt. “Lehan’s 80-year track record and brand recognition in a large and fast-growing market along with its preferred contracts and fulfillment expertise make for a powerful combination with our national scale, unique care delivery model and existing payer relationships to serve a broader patient population.”

In 2024, Lehan generated net revenues of approximately $25.7 million and Adjusted EBITDA of approximately $7.4 million. See “Non-GAAP Financial Measures” for a discussion of Adjusted EBITDA. Viemed funded the acquisition through a combination of cash on hand and borrowings from its existing credit facilities. Viemed anticipates increasing its previously issued full-year 2025 guidance range to account for the expected contribution from this acquisition when it reports earnings results for the quarter ended June 30, 2025.

Lehan’s Medical Equipment is a healthcare provider offering home medical equipment and products for women’s health, including breast pumps. The organization specializes in promoting wellness through a variety of healthcare services. Lehan also provides rental, sales, and resupply of CPAPs and other respiratory devices, as well as sales of other medical equipment. Lehan currently has three full-service locations in the Northern Illinois area and three sleep/CPAP set up locations in the West Chicagoland area, including one in Wisconsin.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is an in-home clinical care provider of post-acute respiratory healthcare equipment and services in the United States, including non-invasive ventilators (NIV), sleep therapy, staffing, and other complementary products and services. Viemed focuses on efficient and effective in-home treatment with clinical practitioners providing therapy, education and counseling to patients in their homes using high-touch and high-tech services. Visit our website at www.viemed.com.

For further information, please contact:

Investor Relations
ir@viemed.com

Tripp Sullivan
SCR Partners, LLC
615-942-7077

Trae Fitzgerald
Chief Financial Officer
Viemed Healthcare, Inc.
337-504-3802

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company’s expectations about its acquisition of Lehan’s Medical Equipment, such as contingent payments, anticipated benefits, and anticipated updates to the Company’s 2025 financial guidance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the we operate; significant capital requirements and operating risks that we may be subject to; our ability to implement business strategies and pursue business opportunities; volatility in the market price of our common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on our information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which we are exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by us; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns, as well as other general economic, market and business conditions; and other factors beyond our control; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. The Company's presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and other adjustments, including adjustments relating to the proposed acquisition of Lehan. Company management believes Adjusted EBITDA provides helpful information to analyze Lehan’s operating performance, including a view of Lehan’s business that is not dependent on the impact of Lehan’s capitalization structure and the exclusion of items that are not part of Lehan’s recurring operations, including the impacts of the Company’s proposed acquisition of Lehan. Accordingly, Company management believes that Adjusted EBITDA provides useful information in understanding and evaluating Lehan’s historical operating performance in the same manner as it analyzes the Company’s operating performance.